Exhibit 99.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of December 16, 2021, is by and among certain of the shareholders of Imperalis Holdings Corp., a Nevada corporation (“IMHC”), who are signatories hereto (each, a “Seller”, and collectively, the “Sellers”); and BitNile, Inc., a Nevada corporation (the “Purchaser”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, the Sellers collectively are the record and beneficial owners of that number of shares (the “Shares”) of common stock, $0.001 par value (the “Common Stock”) of IMHC, representing not less than eighty percent (80%) of the issued and outstanding shares of IMHC, with each Seller owning such number of shares of Common Stock as set forth on Schedule 1.01 hereto;

WHEREAS, the Purchaser desires to purchase the Shares, and each Seller desires to sell such Shares to the Purchaser, upon the terms and subject to the conditions set forth herein.

WHEREAS, the Purchaser has proposed to acquire the Shares pursuant to a transaction (the “Acquisition”) whereby, pursuant to the terms and subject to the conditions of this Agreement, the Sellers shall sell the Shares to the Purchaser for an aggregate of $200,000 (the “Purchase Price”), with each Seller receiving such amount of the Purchase Price as set forth on Schedule 1.01 hereto;

WHEREAS, the obligation of the Parties to effect the Acquisition is subject to the conditions set forth in Article V hereof; and

WHEREAS, the Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(1) of the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

Stock Purchase

SECTION 1.01. Sale and Purchase. At the Closing (as defined in Section 1.02), and subject to the terms and conditions hereof, Sellers agree to sell, assign, transfer, convey and deliver to Purchaser with full title guarantee, and Purchaser agrees to purchase from Sellers, all and not less than all of the Shares. The Sellers shall convey the Shares to the Purchaser free and clear of all liens, security interests, adverse claims or any and all claims, liabilities and obligations and free and clear of any and all liens, pledges, charges, mortgages, security interests, restrictions, leases, licenses, easements, liabilities, claims, encumbrances, preferences, priorities or rights of others of every kind and description (“Encumbrances”), other than restrictions under applicable securities laws. In exchange for the Shares, the Sellers shall receive the Purchase Price as set forth on Schedule 1.01 hereto.

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SECTION 1.02. Closing. The closing (the “Closing”) of the transaction contemplated by this Agreement (the “Transaction”) shall take place at the offices of The Crone Law Group P.C., 1 East Liberty Street, Suite 600, Reno, Nevada, commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the Transaction contemplated hereby (other than conditions and obligations with respect to the actions that the respective Parties will take at Closing) or such other date and time as the Parties may mutually determine (the “Closing Date”).

SECTION 1.03. Escrow of Purchase Price and Shares; Escrow Agreement. Concurrently with the Parties’ execution of this Agreement, the Sellers and the Purchaser, together with The Crone Law Group, P.C. (the “Escrow Agent”), shall enter into the Escrow Agreement attached hereto as Exhibit A. At or before the Closing, the Sellers shall deliver the Shares and other documents described in Section 4.01(ii), (iii) and (iv) below to the Escrow Agent and the Purchaser shall deposit the Purchase Price into the Escrow Agent’s escrow account (the “Escrow Account”), as consideration to be used for the purchase of the Shares (the “Escrowed Funds”). Payment of the Escrowed Funds shall be made by wire transfer of immediately available funds into the Escrow Account pursuant to wire instructions delivered to the Purchaser by the Escrow Agent, to be further released to the Sellers upon satisfaction or waiver of all conditions for release as set forth in the Escrow Agreement.

SECTION 1.04. Outside Date. If Closing has not occurred by December 31, 2021, the Escrow Agreement shall provide that the Escrow Agent shall immediately return the Shares and any other documents described in Section 4.01(ii), (iii) and (iv) to the Sellers and the Purchase Price to the Purchaser which have been delivered to the Escrow Agent.

ARTICLE II

Representations and Warranties of the Sellers

The Sellers hereby jointly and severally represent and warrant to the Purchaser as follows that, except as specifically referenced on a disclosure schedule (the “IMHC Disclosure Schedules”):

SECTION 2.01. Good Title. The Sellers are the true and lawful registered holders and beneficial owners of the Shares, and have good title to the Shares, all of which Shares are free and clear of all Encumbrances, other than as provided under applicable securities laws. Upon consummation of the Acquisition delivery of any certificate or certificates duly endorsed for transfer to the Purchaser, representing the same as herein contemplated and/or upon registering of the Purchaser as the new owner of the Shares in the share register of IMHC, the Purchaser will receive good and valid title to the Shares, free and clear of all Encumbrances, other than as provided under applicable securities laws. Other than the rights and obligations arising under this Agreement, none of the Shares is subject to any rights of any other person to acquire the same. No Seller is a party to any option, warrant, purchase right, or other contract or commitment that could require it to sell, transfer, or otherwise dispose of the Shares (other than pursuant to this Agreement) nor is it a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any of the Shares.

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SECTION 2.02. Organization, Standing and Power of IMHC. IMHC is duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on IMHC (an “IMHC Material Adverse Effect”). IMHC is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties make such qualification necessary except where the failure to so qualify would not reasonably be expected to have an IMHC Material Adverse Effect. Sellers have delivered to the Purchaser true and complete copies of the Articles of Incorporation and Bylaws of IMHC and such other constituent instruments of IMHC as may exist, each as amended to the date of this Agreement (as so amended, the “IMHC Constituent Instruments”).

SECTION 2.03. Authority. IMHC has the corporate power and the authority to execute, deliver and perform this Agreement and each other document contemplated by this Agreement. The execution, delivery and performance of this Agreement by IMHC have been duly authorized by its board of directors. No other corporate proceedings on the part of IMHC are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by IMHC and, assuming due execution and delivery hereof by the Purchaser, is a valid and legally binding agreement of IMHC, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors’ rights, to general equity principles, and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

SECTION 2.04. Capital Structure. IMHC’s authorized capital consists of 200,000,000 shares of common stock, par value $0.001 per share, of which 143,037,383 shares are issued and outstanding as of the date of this Agreement. Except as set forth above or in Schedule 2.04 hereto, no other shares of capital stock or other voting securities of IMHC are issued, reserved for issuance or outstanding, other than 20,000 shares of Series E Preferred Stock, none of which are issued or outstanding. All outstanding shares of the capital stock of IMHC are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the applicable corporate laws of Nevada, the IMHC Constituent Instruments or any Contract (as defined in Section 2.05) to which IMHC is a party or otherwise bound. There are no bonds, debentures, notes or other indebtedness of IMHC having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of IMHC Shares may vote (“Voting IMHC Debt”). As of the date of this Agreement, except as set forth on Schedule 2.04 hereto, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which IMHC is a party or by which any of them is bound (a) obligating IMHC to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, IMHC or any Voting IMHC Debt, (b) obligating IMHC to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (c) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of IMHC. As of the date of this Agreement, there are no outstanding contractual obligations of IMHC to repurchase, redeem or otherwise acquire any shares of capital stock of IMHC. To IMHC’s knowledge, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of IMHC issued prior to the Closing complied with all applicable federal and state securities laws and IMHC has not been notified by the Securities and Exchange Commission (the “SEC”), the OTC Markets, FINRA, any state securities commission or any other Governmental Authority of the absence of compliance by IMHC with any federal and state securities laws or other legal requirements. For purposes hereof, “Governmental Authority” means any nation or country (including but not limited to the United States) and any commonwealth, territory or possession thereof and any government or governmental or regulatory, legislative, executive authority thereof, or commission, department or political subdivision thereof, whether federal, state, regional, municipal, local or foreign, or any department, board, bureau, agency, instrumentality or authority thereof, or any court or arbitrator (public or private), including, but not limited to, the Securities and Exchange Commission and FINRA. No shareholder has a matured and/or unmatured right of rescission or claim for damages with respect thereto.

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SECTION 2.05. No Conflicts; Consents.

(a)       The execution and delivery by Sellers of this Agreement does not, and the consummation of the Transaction and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Encumbrance upon the Shares, properties or assets of IMHC under any provision of (a) the IMHC Constituent Instruments, (b) any material contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (a “Contract”) to which IMHC is a party or by which any of its properties or assets are bound or (c) any material judgment, order or decree (“Judgment”) or material law applicable to IMHC or its properties or assets, other than, in the case of clauses (b) and (c) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have an IMHC Material Adverse Effect.

(b)       No material consent, approval, license, permit, order or authorization (“Consent”) of, or registration, declaration or filing with, or permit from, any governmental entity is required to be obtained or made by or with respect to Sellers in connection with the execution, delivery and performance of this Agreement or the consummation of the Transaction, other than the filing of a Current Report on Form 8-K with the SEC and the filing of a Schedule 14f-1 with the SEC and distributed to the shareholders of IMHC.

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SECTION 2.06. Taxes.

(a)       IMHC has timely filed all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have an IMHC Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, have been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have an IMHC Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Sellers know of no basis for any such claim. No tax audit is in process or threatened and IMHC has not received a notice of assessment from any tax authority indicating a tax assessment or recalculation of any taxes in any tax return previously filed.

(b)       For purposes of this Agreement:

“Taxes” includes all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, provincial, foreign, federal or other governmental entity, or in connection with any agreement with respect to Taxes, including all interest, penalties and additions imposed with respect to such amounts.

“Tax Return” means all federal, state, provincial, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

SECTION 2.07. Benefit Plans. IMHC does not have or maintain any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, share ownership, share purchase, share option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of IMHC (collectively, “IMHC Benefit Plans”). As of the date of this Agreement there are no severance or termination agreements or arrangements between IMHC and any current or former employee, officer or director of IMHC, nor does IMHC have any general severance plan or policy.

SECTION 2.08. 1Litigation. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting IMHC, the Sellers, or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, provincial, county, local or foreign), stock market, stock exchange or trading facility (“Action”) that (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in an IMHC Material Adverse Effect. Neither IMHC, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal, state or provincial securities laws or a claim of breach of fiduciary duty.

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SECTION 2.09. Compliance with Applicable Laws. IMHC is in compliance with all applicable laws, including those relating to occupational health, labor and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have an IMHC Material Adverse Effect. IMHC has not received any written communication during the past two years from a governmental entity that alleges that IMHC is not in compliance in any material respect with any applicable law. This Section 2.09 does not relate to matters with respect to Taxes, which are the subject of Section 2.06.

SECTION 2.10. Contracts. IMHC is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in an IMHC Material Adverse Effect. All Contracts have been filed as exhibits to the IMHC SEC Documents (as hereinafter defined).

SECTION 2.11. Solvency. Based on the financial condition of IMHC as of the Closing Date (and assuming that the Closing shall have occurred), IMHC is not insolvent or bankrupt and it has not filed for protection under applicable law. Moreover, there has been no petition in bankruptcy filed by IMHC or against IMHC.

SECTION 2.12. Application of Takeover Protections. IMHC is not subject to any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under IMHC’s Constituent Instruments or the laws of its jurisdiction of formation that is or could become applicable to the Sellers as a result of the Sellers fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the transfer of and the Purchaser’s acquisition of the Shares.

SECTION 2.13. No Additional Agreements. IMHC does not have any agreement or understanding with the Sellers with respect to the Transaction other than as provided herein.

SECTION 2.14. Investment Company. IMHC is currently not, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 2.15. IMHC SEC Documents.

(a)       IMHC has filed all reports, schedules, forms, statements and other documents with the SEC and publicly available prior to the date of the Agreement (the “IMHC SEC Documents”) that were required to be filed pursuant to Sections 13 and 15 of the Exchange Act, as applicable, since the effective date of its most recent Registration Statement on Form 10.

(b)       As of its respective filing date, each IMHC SEC Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such IMHC SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of IMHC included in the IMHC SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with the U.S. generally accepted accounting principles (“GAAP”) (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of IMHC as of the dates thereof and the results of its operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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(c)       Except as set forth in the IMHC SEC Documents, or as disclosed in the IMHC Disclosure Schedule, IMHC has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet of IMHC or in the notes thereto. The IMHC SEC Documents, and the IMHC Disclosure Schedule, if applicable, sets forth all financial and contractual obligations and liabilities (including any obligations to issue capital stock or other securities of IMHC) due after the date hereof.

SECTION 2.16. Sellers Power and Authority. All acts required to be taken by the Sellers to enter into this Agreement and to carry out the Transaction have been properly taken. This Agreement has been duly and validly executed and delivered by the Sellers and constitutes a valid and binding agreement of such party, enforceable against such party in accordance with its terms.

SECTION 2.17. No Violation. The Sellers are not subject to, or obligated under, any charter, bylaw or contractual provision or any license, franchise or permit, or subject to any statute, regulation, rule, injunction, ruling, order or decree or other restriction, that, by its terms, would be breached or violated or would result in a default under (with or without notice or lapse of time or both), or result in the imposition of a Encumbrance or would accelerate any payment or obligation, trigger any right of first refusal or other purchase right as a result of any Seller executing or carrying out the transactions contemplated by this Agreement. No authorization, consent or approval of, or filing with, any Governmental Authority or third party is necessary for the consummation by the Seller of the transactions contemplated by this Agreement.

SECTION 2.18. No Conflicts. The execution and delivery of this Agreement by the Sellers and the consummation of the transactions contemplated hereby do not and shall not, with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which any Seller is a party or by which any Seller or any of the Shares are bound, or any judgment, order, decree, law, rule or regulation to which any Seller or such Shares are subject or (ii) result in the creation of, or give any party any right to create, any Encumbrance or any other right or adverse interest upon any of such Shares.

SECTION 2.19. Consents; Permits; Defaults. Assuming the accuracy of the representations and warranties of the Purchaser in Article III, other than as contemplated in this Agreement, none of the execution, delivery or performance of this Agreement by IMHC, the consummation by the Seller of the Acquisition or any other transaction contemplated by this Agreement, or compliance by IMHC with any of the provisions of this Agreement will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Authority or any other Person, other than the filing of a Current Report on Form 8-K with the SEC and the filing of a Schedule 14f-1 with the SEC and distributed to the shareholders of IMHC.

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SECTION 2.20. Compliance with Laws. In the last five (5) years, the Sellers have not received any written communication from a Governmental Authority that alleges that IMHC is not in compliance with any federal, state, local or foreign laws, ordinances and regulations or has not made all of the filings required by all such authorities, organizations and agencies.

SECTION 2.21. Disclosure of Material Information. The Sellers have not provided the Purchaser or its agents or counsel with any information that it believes constitutes material non-public information (other than with respect to the transaction). The Sellers understand and confirm that the Purchaser will be relying on the foregoing representations in effecting transactions in securities of the Company.

SECTION 2.22. Bad Actor. Neither the Sellers, nor any person receiving remuneration or a commission for participating in the offering and sale of the Shares, is (i) subject to a "bad actor" disqualification (under Rule 506(d)(1) or certain other statutory disqualifications) or (ii) subject to a statutory disqualification described under section 3(a)(39) of the Securities Exchange Act of 1934.

SECTION 2.23. Broker. The Sellers have not retained any broker in connection with any transaction contemplated by this Agreement. The Purchaser shall not be obligated to pay any fee or commission associated with the retention or engagement by the Sellers of any broker in connection with any transaction contemplated by this Agreement.

SECTION 2.24. Disclosure. No representation or warranty by the Sellers in this Agreement, the Exhibits or the IMHC Disclosure Schedules hereto and thereto and no statement contained in any document, certificate, or other writing furnished or to be furnished by IMHC and/or the Sellers to the Purchaser or any of its representatives or agents pursuant to the provisions hereof or in connection with the Acquisition, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein made, in the light of the circumstances under which they were made, not misleading.

ARTICLE III

Representations and Warranties of Purchaser

SECTION 3.01. Purchase Entirely for Own Account. The Shares proposed to be acquired by the Purchaser hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling or otherwise distributing the Shares, except in compliance with applicable securities laws. The Purchaser is not subject to a disqualification of the type generally described in Rule 506(d) under the Securities Act.

SECTION 3.02. Reserved.

SECTION 3.03. Investor Status. The Purchaser is an “accredited investor” as such term is defined in rule 501(a) promulgated under the Securities Act of 1933. The Purchaser and/or its management have such knowledge, skills and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Shares.

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SECTION 3.04. Securities Risks. The Purchaser understands and accepts that the acquisition of the Shares involves various risks and uncertainties, and Purchaser represents that it is able to bear any loss associated with an investment in the Shares.

SECTION 3.05. Independent Evaluation of Investment. With the assistance of Purchaser’s own professional advisors, to the extent that Purchaser has deemed appropriate, Purchaser has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares. Purchaser confirms that it is not relying on any communication (written or oral) of Sellers, as investment or tax advice or as a recommendation to the terms and conditions of the Shares provided in this Agreement or otherwise by Sellers will not be considered investment or tax advice or a recommendation to acquire the Shares. In accepting the shares, Purchaser has made its own independent decisions that an investment in the Shares is suitable and appropriate for Purchaser.

SECTION 3.06. IMHC Information. Purchaser is familiar with the business, capital structure, ownership and financial condition of IMHC based on IMHC’s filings with the SEC, transfer records of IMHC’s transfer agent delivered to it by Sellers, and such other records and information as Purchaser has deemed necessary to review. Purchaser has had access to such information concerning IMHC and the Shares and confirm it has been offered the opportunity to ask questions of Sellers and receive answers thereto as it deems necessary to enable it to make an informed investment decision concerning the acquisition of the Shares.

SECTION 3.07. Non-Registration. The Purchaser understands that the Shares have not been registered under the Securities Act and, if transferred in accordance with the provisions of this Agreement, will be sold by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

SECTION 3.08. Restricted Securities. The Purchaser understands that the Shares are “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Purchaser pursuant hereto, the Shares would be acquired in a transaction not involving a public offering. The Purchaser further acknowledges that if the Shares are transferred to the Purchaser in accordance with the provisions of this Agreement, the Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Purchaser represents that it are familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitation imposed thereby and by the Securities Act.

SECTION 3.09. Legends. It is understood that the Shares will bear the following legend or another legend that is similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO IMHC. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

and any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

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SECTION 3.10 Organization, Standing and Power of Purchaser. Purchaser is duly organized, validly existing and in good standing under the laws of the State of Nevada.

SECTION 3.11 Authority. Purchaser has the corporate power and the authority to execute, deliver and perform this Agreement and each other document contemplated by this Agreement. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized. No other proceedings on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by Purchaser and, assuming due execution and delivery hereof by the Sellers and IMHC, is a valid and legally binding agreement of Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors’ rights, to general equity principles, and public policy considerations underlying the securities laws.

SECTION 3.12 Consents. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, or permit from, any governmental entity is required to be obtained or made by or with respect to Purchaser in connection with the execution, delivery and performance of this Agreement or the consummation of the Transaction.

SECTION 3.13 Litigation. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Purchaser that adversely affects or challenges the legality, validity or enforceability of this Agreement.

ARTICLE IV

Deliveries

SECTION 4.01. Deliveries of the Sellers.

(a)       Concurrently herewith the Sellers are delivering to the Purchaser a copy of this Agreement and the Escrow Agreement executed by the Sellers.

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(b)       At or prior to the Closing, each Seller shall deliver to the Escrow Agent for the benefit of Purchaser:

(i)	certificates representing its Shares;

(ii)	a duly executed and medallion guaranteed share transfer power for transfer by the Sellers of the Shares to the Purchaser and otherwise in good form for transfer;

(iii)	the resignations of all officers of IMHC from all positions with IMHC, as of the Closing Date;

(iv)	confirmation of satisfaction of the convertible promissory notes issued to Intermarket Associates, LLC on May 22, 2019 and October 18, 2019, in a form satisfactory to Purchaser;

(v)	the resignation of the current sole director of IMHC, to be effective on the eleventh day after the mailing of the Schedule 14f-1 to the shareholders of IMHC;

(vi)	the unanimous written consent of the current Board of Directors of IMHC appointing one or more designees of the Purchaser to IMHC’s board of directors and executive officer positions;

(vii)	an officer and secretary’s certificate from IMHC;

(viii)	a Sellers’ certificate from the Sellers; and

(ix)	Such other documents as may be reasonably requested by the Purchaser and necessary to affect the Closing.

SECTION 4.02. Deliveries of the Purchaser.

(a)       Concurrently herewith, the Purchaser is delivering to the Sellers a copy of this Agreement and the Escrow Agreement executed by the Purchaser.

(b)       On or before the Closing, the Purchaser shall deliver to the Escrow Agent the full Purchase Price to be held in escrow under the terms of the Escrow Agreement and to be further released in accordance with the terms thereof.

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ARTICLE V

Conditions to Closing

SECTION 5.01. Sellers Conditions Precedent. The obligations of the Sellers to enter into and complete the Closing is subject, at the option of the Sellers, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Sellers in writing.

(a)       Representations and Covenants. The representations and warranties of the Purchaser contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date.

(b)       Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transaction or to seek damages or a discovery order in connection with such Transaction.

(c)       Deliveries. The deliveries specified in Section 4.02 shall have been made by the Purchaser.

SECTION 5.02. Purchaser Conditions Precedent. The obligations of the Purchaser to enter into and complete the Closing are subject, at the option of the Purchaser, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Purchaser in writing.

(a)       Regulatory Consents, Authorizations, etc. All consents, authorizations, orders and approvals of, and filings and registrations with, any Governmental Authority which are required for or in connection with the execution and delivery of this Agreement and the consummation by each Party hereto of the Acquisition shall have been obtained or made.

(b)       Representations and Covenants. The representations and warranties of the Sellers contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Sellers shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Sellers on or prior to the Closing Date.

(c)       Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body or person to (i) restrain, modify or prevent the carrying out of the Transaction or to seek damages or a discovery order in connection with such Transaction, or (ii) seeks to subject the Purchaser or any of its directors, officers, employees or agents to liability on the grounds that it or they have breached any law or regulation or otherwise acted improperly in relation to the transactions contemplated by this Agreement, or otherwise, or (iii) which has or may have, in the sole and absolute opinion of the Purchaser, an IMHC Material Adverse Effect.

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(d)       No Material Adverse Change. There shall not have been any occurrence, event, incident, action, failure to act, or transaction which has had or is reasonably likely to cause an IMHC Material Adverse Effect.

(e)       Bankruptcy Proceedings. No proceeding in which IMHC or any Seller shall be a debtor, defendant or party seeking an order for its own relief or reorganization shall have been brought or be pending by or against such person under any United States, state or foreign bankruptcy or insolvency law.

(f)       Deliveries. The deliveries specified in Section 4.01 shall have been made by the Sellers.

(g)       Exchange of Promissory Notes. The Company shall have exchanged all outstanding promissory notes issued to Digital Power Lending, LLC for convertible notes, convertible into the Company’s common stock at a conversion price of $0.01 per share, in form acceptable to the Purchaser.

(h)       No Liabilities. As of the Closing Date, IMHC shall not have any liabilities, excluding: (i) the convertible notes issued to Digital Power Lending, LLC, as disclosed in the IMHC Disclosure Schedule; (ii) the Convertible Promissory Note issued to GCEF Opportunity Fund, LLC dated January 14, 2021; (iii) legal fees incurred on or after November 1, 2021 (and there shall to IMHC’s and the Sellers’ knowledge, be no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any liability).

(i)       OTC Markets Quotation. IMHC shall have maintained its status as a company whose common stock is quoted on the OTC Markets.

(j)       No Suspensions of Trading in IMHC Shares. Trading in the Shares shall not have been suspended by the SEC or any trading market at any time since the date of execution of this Agreement.

ARTICLE VI

Covenants

SECTION 6.01. Public Announcements. The Purchaser and Seller will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press releases or other public statements with respect to the Agreement and the Transaction and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchanges.

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SECTION 6.02. Fees and Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses, whether or not this Agreement is consummated.

SECTION 6.03. Continued Efforts. Each Party shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transaction, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

SECTION 6.04. Exclusivity. Each of the Purchaser and the Sellers shall not (and shall not cause or permit any of their affiliates to) engage in any discussions or negotiations with any person or take any action that would be inconsistent with the Transaction and that has the effect of avoiding the Closing contemplated hereby. Each of the Purchaser and the Sellers shall notify each other immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

ARTICLE VII

Indemnification; Survival

SECTION 7.01. Indemnification by Sellers. The Sellers, jointly and severally, shall indemnify and hold harmless the Purchaser, and shall reimburse the Purchaser for, any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and reasonable attorneys’ fees) or diminution of value (collectively, “Damages”) arising from or in connection with (a) any inaccuracy in or breach or non-performance of any of the representations, warranties, covenants or agreements made by the Sellers or IMHC in or pursuant to this Agreement, (b) the failure of the Sellers or IMHC to perform fully any covenant, provision or agreement to be performed or observed by it pursuant to this Agreement, (c) Taxes attributable to any transaction or event occurring on or prior to the Closing, or (d) any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of the business or operations of IMHC, or the actions of IMHC or any holder of IMHC capital stock prior to the Closing Date.

SECTION 7.02. Indemnification by Purchaser. The Purchaser shall indemnify and hold harmless the Sellers, and shall reimburse the Sellers for any Damages arising from or in connection with (a) any inaccuracy in or breach or non-performance of any of the representations, warranties, covenants or agreements made by the Purchaser in or pursuant to this Agreement, (b) the failure of the Purchaser to perform fully any covenant, provision or agreement to be performed or observed by it pursuant to this Agreement, or (c) any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of the business or operations of IMHC, or the actions of IMHC or any holder of IMHC capital stock after the Closing Date.

SECTION 7.03. Survival. All representations, warranties and covenants of the Parties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive until twelve (12) months after the Closing Date, except (i) as to any matter as to which a good faith claim has been submitted in writing to the other Party describing the claim and Damages in reasonable detail before such date and identified as a claim for indemnification pursuant to this Article VII with respect to which the cause of action shall expire when it is settled or otherwise determined in accordance with the provisions of this article VII and (ii) as to any matter which is based successfully upon fraud with respect to which the cause of action shall expire only upon expiration of the applicable statute of limitations.

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SECTION 7.04. Notice of Claims; Resolution.

(a)       If, at any time on or prior to the Claims Deadline, a Party (an “Indemnified Party”) shall assert a claim for indemnification pursuant to Sections 7.01 or 7.02, as the case may be, the Indemnified Party shall submit to the opposite party (the “Indemnifying Party”) a written claim stating: (i) that the Party incurred or reasonably believes it may incur Damages and the amount or reasonable estimate thereof of any such Damages; and (ii) in reasonable detail, the facts alleged as the basis for such claim and the section or sections of this Agreement alleged as the basis or bases for the claim (the “Notice”).

(b)       Within thirty (30) days after receipt of Notice to an Indemnifying Party of such demand, claim or lawsuit, except as provided in the next sentence, the Indemnifying Party shall have the option, at its sole cost and expense, to retain counsel to defend any such demand, claim or lawsuit; provided that counsel who will conduct the defense of such demand, claim or lawsuit will be approved by the Indemnified Party whose approval will not unreasonably be withheld. The Indemnified Party shall have the right, at its own expense, to participate in the defense of any suit, action or proceeding brought against it with respect to which indemnification may be sought hereunder; provided, if (i) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and the Indemnifying Party has not retained separate counsel for the Indemnified Party, (ii) the employment of counsel by such Indemnified Party has been authorized in writing by the Indemnifying Party, or (iii) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time; then, the Indemnified Party shall have the right to retain its own counsel at the sole cost and expense of the Indemnifying Party, which costs and expenses shall be paid by the Indemnifying Party on a current basis. No Indemnifying Party, in the defense of any such demand, claim or lawsuit, will consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party. If any Indemnified Party will have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party which are different from or in addition to those which have been asserted by the Indemnifying Party and counsel retained by the Indemnifying Party declines to assert those defenses, then, at the election of the Indemnified Party, the Indemnifying Party will not have the right to continue the defense of such demand, claim or lawsuit on behalf of such Indemnified Party and will reimburse such Indemnified Party and any Person controlling such Indemnified Party on a current basis for the reasonable fees and expenses of any counsel retained by the Indemnified Party to undertake the defense. No Indemnified Party, in the defense of any such demand, claim or lawsuit, will consent to entry of any judgment or enter into any settlement without the consent of the Indemnifying Party. In the event that the Indemnifying Party shall fail to respond within thirty (30) days after receipt of the Notice, the Indemnified Party may retain counsel and conduct the defense of such demand, claim or lawsuit, as it may in its sole discretion deem proper, at the sole cost and expense of the Indemnifying Party, which costs and expenses shall be paid by the Indemnifying Party on a current basis. Failure to provide Notice shall not limit the rights of such party to indemnification, except to the extent the Indemnifying Party’s defense of the action is actually prejudiced by such failure. The assumption of the defense, or the non-assumption of the defense, by the purported Indemnifying Party will not affect such party’s right to dispute its obligation to provide indemnification hereunder.

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SECTION 7.05. Sole Remedy. The indemnification obligation under this Article VII shall be the sole and exclusive remedy available to any Indemnified Party with respect to any Damages (and any breaches underlying such Damages) incurred and/or sustained by any Indemnified Party. No Indemnified Party and/or any representative thereof shall have any other and/or additional liability and/or indemnification obligation towards any Indemnified Party under any agreement and/or legal requirements.

SECTION 7.06. Notice of Claims; Resolution.

(a)       If, at any time on or prior to the Claims Deadline, a Party (an “Indemnified Party”) shall assert a claim for indemnification pursuant to Sections 7.01 or 7.02, as the case may be, the Indemnified Party shall submit to the opposite party (the “Indemnifying Party”) a written claim stating: (i) that the Party incurred or reasonably believes it may incur Damages and the amount or reasonable estimate thereof of any such Damages; and (ii) in reasonable detail, the facts alleged as the basis for such claim and the section or sections of this Agreement alleged as the basis or bases for the claim (the “Notice”).

(b)       Within thirty (30) days after receipt of Notice to an Indemnifying Party of such demand, claim or lawsuit, except as provided in the next sentence, the Indemnifying Party shall have the option, at its sole cost and expense, to retain counsel to defend any such demand, claim or lawsuit; provided that counsel who will conduct the defense of such demand, claim or lawsuit will be approved by the Indemnified Party whose approval will not unreasonably be withheld. The Indemnified Party shall have the right, at its own expense, to participate in the defense of any suit, action or proceeding brought against it with respect to which indemnification may be sought hereunder; provided, if (i) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and the Indemnifying Party has not retained separate counsel for the Indemnified Party, (ii) the employment of counsel by such Indemnified Party has been authorized in writing by the Indemnifying Party, or (iii) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time; then, the Indemnified Party shall have the right to retain its own counsel at the sole cost and expense of the Indemnifying Party, which costs and expenses shall be paid by the Indemnifying Party on a current basis. No Indemnifying Party, in the defense of any such demand, claim or lawsuit, will consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party. If any Indemnified Party will have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party which are different from or in addition to those which have been asserted by the Indemnifying Party and counsel retained by the Indemnifying Party declines to assert those defenses, then, at the election of the Indemnified Party, the Indemnifying Party will not have the right to continue the defense of such demand, claim or lawsuit on behalf of such Indemnified Party and will reimburse such Indemnified Party and any Person controlling such Indemnified Party on a current basis for the reasonable fees and expenses of any counsel retained by the Indemnified Party to undertake the defense. No Indemnified Party, in the defense of any such demand, claim or lawsuit, will consent to entry of any judgment or enter into any settlement without the consent of the Indemnifying Party. In the event that the Indemnifying Party shall fail to respond within thirty (30) days after receipt of the Notice, the Indemnified Party may retain counsel and conduct the defense of such demand, claim or lawsuit, as it may in its sole discretion deem proper, at the sole cost and expense of the Indemnifying Party, which costs and expenses shall be paid by the Indemnifying Party on a current basis. Failure to provide Notice shall not limit the rights of such party to indemnification, except to the extent the Indemnifying Party’s defense of the action is actually prejudiced by such failure. The assumption of the defense, or the non-assumption of the defense, by the purported Indemnifying Party will not affect such party’s right to dispute its obligation to provide indemnification hereunder.

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ARTICLE VIII

Miscellaneous

SECTION 8.01. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Purchaser, to:

If to the Sellers, to:

SECTION 8.02. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by IMHC, Purchaser and the Sellers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

SECTION 8.03. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Sellers and the Purchaser will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

SECTION 8.04. Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

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SECTION 8.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transaction contemplated hereby is fulfilled to the extent possible.

SECTION 8.06. Counterparts; Facsimile or Electronic Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile, e-mail, or other electronic execution and delivery of this Agreement is legal, valid and binding for all purposes.

SECTION 8.07. Entire Agreement; Third Party Beneficiaries. This Agreement, taken together with the Schedules and Exhibits hereto, (a) constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transaction and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

SECTION 8.08. Governing Law; Venue, Waiver of Trial by Jury. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without reference to principles of conflicts of laws. The Parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the County of Clark, Las Vegas. By its execution hereof, the Parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the State of Nevada and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the State of Nevada. The Parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in person jurisdiction with respect thereto. In the event of any such action or proceeding, the Party prevailing therein shall be entitled to payment from the other Party hereto of its reasonable counsel fees and disbursements.

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EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT OR ANY AGREEMENT EXECUTED PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT EXECUTED PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.08.

SECTION 8.09. Joint Negotiation and Drafting. The Parties hereto have participated jointly in the negotiation and drafting of this Agreement and the agreements ancillary hereto and, in the event that an ambiguity or question of intent or interpretation arises, this Agreement and the agreements ancillary hereto shall be construed as jointly drafted by the Parties hereto or thereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement or of any of the agreements ancillary hereto.

SECTION 8.10. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

{Signature page follows}

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Purchase Agreement as of the date first above written.

The Sellers:

Vincent Andreula

Michael Andreula

Kristie Andreula

The Purchaser:	BITNILE, INC.

By:

Print name: Henry Nisser

Title: President

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Schedule 1.01

Seller Name	Number of Shares	Purchase Price to be Paid ($)
Vincent Andreula	99,463,756	145,978.40
Michael Andreula	14,900,000	26,920.46
Kristie Andreula	15,000,000	27,101.14
Totals	129,363,756	$200,000.00

EXHIBIT A

ESCROW AGREEMENT

IMHC Disclosure Schedules

Schedule 2.04

•	Convertible Note issued to GCEF Opportunity Fund, LLC on January 14, 2021 in the principal face amount of $75,000, maturing on January 14, 2022. Bears interest at 10% per annum and is convertible into common stock at $0.005 per share.
•	Convertible Note issued to Digital Power Lending LLC on December 15, 2021 in the principal face amount of $101,528.77, maturing on December 15, 2023. Bears interest at 10% per annum and is convertible into common stock at $0.01 per share.